Exhibit 99.39

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   March, 1998
           Series 1998-03, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                             $              229,408.54
                                                        -----------------------
        (b)    Interest                              $            1,957,779.27
                                                        -----------------------
        (c)    Total                                 $            2,187,187.81
                                                        -----------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                             $              193,427.28
                                                        -----------------------
        (b)    Interest                              $            1,651,548.77
                                                        -----------------------
        (c)    Total                                 $            1,844,976.05
                                                        -----------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                             $               35,981.26
                                                        -----------------------
        (b)    Interest                              $              306,230.50
                                                        -----------------------
        (c)    Total                                 $              342,211.76
                                                        -----------------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                             $              276,801.06
                                                        -----------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                             $            2,105,525.77
                                                        -----------------------
        (b)    Interest                              $               13,230.68
                                                        -----------------------
        (c)    Total                                 $            2,118,756.45
                                                        -----------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                $                    0.00
                                                        -----------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                      $                    0.00
                                                        -----------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

12.     Pool Scheduled Principal Balance:            $          306,942,098.32
                                                         ----------------------

13.     Available Funds:                             $            4,416,765.45
                                                         ----------------------

14.     Realized Losses for prior month:             $                    0.00
                                                         ----------------------

15.     Aggregate Realized Losses:
           (a)   Aggregate Realized Losses:          $                    0.00
                                                        -----------------------
           (b)   Deficient Valuations:               $                    0.00
                                                        -----------------------
           (c)   Debt Service Reductions:            $                    0.00
                                                        -----------------------
           (d)   Bankruptcy Losses:                  $                    0.00
                                                        -----------------------
           (e)   Special Hazard Losses:              $                    0.00
                                                        -----------------------
           (f)   Fraud Losses:                       $                    0.00
                                                        -----------------------
           (g)   Excess Bankruptcy Losses:           $                    0.00
                                                        -----------------------
           (h)   Excess Special Hazard Losses:       $                    0.00
                                                        -----------------------
           (i)   Excess Fraud Losses:                $                    0.00
                                                        -----------------------

16.      Non-Credit Losses:                          $                    0.00
                                                        -----------------------

17.      Compensating Interest Payment:              $                2,355.31
                                                        -----------------------

18.      Total interest payments:                    $            1,805,030.07
                                                        -----------------------

19. Interest
                            Unpaid Class
       Accrued Certificate    Interest                         Accrual
Class        Interest        Shortfalls     Pay-out Rate       Amount
-----        --------        ----------     ------------       ------
R      $             0.00   $     0.00   %    0.000000000   $       0.00
PO     $             0.00   $     0.00   %    0.000000000   $       0.00
A1     $       361,666.67   $     0.00   %    7.000000065   $       0.00
A2     $        64,947.92   $     0.00   %    6.250000321   $       0.00
A3     $       110,822.92   $     0.00   %    6.250000188   $       0.00
A4     $        81,968.75   $     0.00   %    6.250000000   $       0.00
A5     $        81,614.58   $     0.00   %    6.249999745   $       0.00
A6     $        40,722.50   $     0.00   %    7.000000000   $       0.00
A7     $       200,861.00   $     0.00   %    7.000000093   $       0.00
A8     $       698,505.22   $     0.00   %    6.999999984   $       0.00
A9     $        22,564.58   $     0.00   %    6.999999374   $       0.00
A10    $        63,583.33   $     0.00   %    6.999999633   $       0.00
RL     $             0.00   $     0.00   %    0.000000000   $       0.00
M      $        32,019.27   $     0.00   %    7.000001077   $       0.00
B1     $        18,297.56   $     0.00   %    7.000001677   $       0.00
B2     $         9,151.69   $     0.00   %    6.999998183   $       0.00
B3     $         9,151.69   $     0.00   %    6.999998183   $       0.00
B4     $         2,745.51   $     0.00   %    7.000005907   $       0.00
B5     $         6,406.86   $     0.00   %    6.999999408   $       0.00

20.     Principal Distribution Amount:            $                2,611,735.38
                                                    ---------------------------

21.     Principal Distribution Amount per Certificate:

                                      Principal Distribution
                                      ----------------------
        Class R                  $                        0.00
        Class PO                 $                    1,335.47
        Class A1                 $                        0.00
        Class A2                 $                        0.00
        Class A3                 $                        0.00
        Class A4                 $                        0.00
        Class A5                 $                        0.00
        Class A6                 $                        0.00
        Class A7                 $                   85,628.96
        Class A8                 $                  297,779.46
        Class A9                 $                2,217,111.45
        Class A10                $                        0.00
        Class SUP                $                        0.00
        Class RL                 $                        0.00
        Class M                  $                    4,067.65
        Class B1                 $                    2,324.48
        Class B2                 $                    1,162.61
        Class B3                 $                    1,162.61
        Class B4                 $                      348.78
        Class B5                 $                      813.91

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:                                     $                    0.00
                                                         -----------------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:                                     $                    0.00
                                                         -----------------------

24.     Subordinate Certificate Writedown Amount:      $                    0.00
                                                         -----------------------

25.     Unanticipated Recoveries:                      $                    0.00
                                                         -----------------------

B.   Other Amounts for such Distribution Date:

 1.     Prepayment Distribution
        Triggers satisfied:                        Yes         No
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                 $                 61,124.80
                                                      -------------------------

 3.     Supplemental Servicing Fee amount:         $                101,726.83
                                                      -------------------------

 4.     Credit Losses for prior month:             $                      0.00
                                                      -------------------------

                                          Category A   Category B   Category C
 5.     Senior Percentage: %  95.691342      N/A          N/A           N/A
                             -----------   ------    ---------    ----------
 6.     Group I Senior
        Percentage:
                           %        N/A      N/A          N/A           N/A
                             -----------   ------    ---------    ----------
 7.     Group II Senior
        Percentage:
                           %        N/A      N/A          N/A           N/A
                             -----------   ------    ---------    ----------
 8.     Senior Prepayment
        Percentage:
                           % 100.000000      N/A          N/A           N/A
                             -----------   ------    ---------    ----------
 9.     Group I Senior
        Prepayment
        Percentage:        %        N/A      N/A          N/A           N/A
                             -----------   ------    ---------    ----------
 10.    Group II Senior
        Prepayment
        Percentage:        %        N/A      N/A          N/A           N/A
                             -----------   ------    ---------    ----------
 11.    Junior Percentage: %   4.308658
                             -----------
 12.    Junior Prepayment
        Percentage:
                           %   0.000000
                             -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Karen Pickett
                                            ----------------------
                                                     Karen Pickett
                                                     Vice President,
                                                     Investor Operations